UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):
November 1, 2023
TPG Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-41222	87-2063362
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

301 Commerce Street, Suite 3300		76102
Fort Worth, TX		(Zip Code)
(817) 871-4000
(Registrant’s telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Class A common stock, $0.001 par value	TPG	The Nasdaq Stock Market LLC
(Nasdaq Global Select Market)
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01    Entry into a Material Definitive Agreement.
Reference is made to the disclosure set forth in Item 2.01 concerning the A&R Investor Rights Agreement, the A&R Exchange Agreement, the A&R Tax Receivable Agreement and the A&R GP LLC Agreement, each as defined below. Reference is further made to the A&R Investor Rights Agreement, A&R Exchange Agreement, A&R Tax Receivable Agreement and A&R GP LLC Agreement, copies of which are attached as Exhibits 10.1, 10.2, 10.3 and 10.4, respectively, which are incorporated by reference herein.
Item 2.01    Completion of Acquisition or Disposition of Assets.
The Transaction
On November 1, 2023, TPG Inc. (“TPG”), TPG Operating Group II, L.P. (the “Acquiror”), an indirect subsidiary of TPG, and certain of their affiliated entities (collectively, the “TPG Parties”) completed the acquisition (the “Transactions”) of Angelo, Gordon & Co., L.P., AG Funds L.P. and AG Partners, L.P. (together, “Angelo Gordon,” and, collectively with certain of Angelo Gordon’s affiliated entities and partners, the “Angelo Gordon Parties”) pursuant to the terms and subject to the conditions set forth in the Transaction Agreement (as amended, the “Transaction Agreement”), dated as of May 14, 2023, by and among the TPG Parties and the Angelo Gordon Parties.
The aggregate amount payable in connection with the Transactions consists of approximately (i) $728.0 million in cash, subject to certain adjustments; (ii) 53.0 million common units (“Common Units”) of the Acquiror (and an equal number of shares of Class B common stock of TPG (“Class B Shares”)), subject to certain adjustments; (iii) 8.4 million restricted stock units of TPG (“RSUs”) that, subject to the terms and conditions of the RSUs, will settle in shares of Class A common stock of TPG (“Class A Shares”), subject to certain adjustments; (iv) rights to an amount of cash, payable in up to three payments of up to $50 million each, reflecting an aggregate of up to $150 million; and (v) rights to an earnout payment of up to $400 million in value (the “Earnout Payment”), subject to the satisfaction of certain fee-related revenue targets during the period beginning on January 1, 2026 and ending on December 31, 2026. The Earnout Payment is payable, at the Acquiror’s election, subject to certain limitations set forth in the Transaction Agreement, in cash, Common Units (and an equal number of Class B Shares) (the “Earnout Equity Payment”), or a combination thereof. The Class B Shares to be issued pursuant to the Transaction Agreement, including in connection with the Earnout Equity Payment, will be issued upon effectiveness of the Certificate of Amendment of Amended and Restated Certificate of Incorporation of TPG, which is expected to be filed with the Secretary of State of the State of Delaware on or about November 13, 2023.
The foregoing description of the Transaction Agreement and the Transactions does not purport to be complete and is qualified in its entirety by reference to the complete terms and conditions of the Transaction Agreement and its amendments, copies of which are attached as Exhibits 2.1, 2.2 and 2.3, which are incorporated by reference herein.
A&R Investor Rights Agreement
On November 1, 2023, in connection with the closing of the Transactions (the “Closing”) and pursuant to the terms of the Transaction Agreement, certain TPG Parties, Alabama Investments (Parallel), LP, Alabama Investments (Parallel) Founder A, LP, Alabama Investments (Parallel) Founder G, LP and the partners of such vehicles, entered into an Amended and Restated Investor Rights Agreement (the “A&R Investor Rights Agreement”). The A&R Investor Rights Agreement amends and restates the investor rights agreement, dated as of January 12, 2022, to, among other things, add certain Angelo Gordon Parties as parties to the agreement and reflect the pre-closing reorganization transactions of certain TPG Parties (the “Pre-Closing Reorganization”). The A&R Investor Rights Agreement sets forth certain transfer restrictions and customary registration rights with respect to the Class A Shares, Class B Shares and Common Units (including any Common Units received as part of the Earnout Equity Payment). In particular, applicable Angelo Gordon Parties may not transfer or exchange (i) any Class A Shares, Class B Shares or Common Units prior to the first anniversary of Closing; (ii) from the first anniversary until the second anniversary of Closing, more than one third (1/3) of the number of Class A Shares, Class B Shares or Common Units owned, directly or indirectly, by the applicable Angelo Gordon Parties as of Closing; and (iii)

between the second and third anniversary of Closing, more than two thirds (2/3) of the number of Class A Shares, Class B Shares or Common Units owned, directly or indirectly, by the applicable Angelo Gordon Parties as of Closing.
The foregoing description of the A&R Investor Rights Agreement does not purport to be complete and is qualified in its entirety by reference to the complete terms and conditions of the A&R Investor Rights Agreement, a copy of which is attached hereto as Exhibit 10.1 and is incorporated by reference herein.
A&R Exchange Agreement

On November 1, 2023, in connection with the Closing and pursuant to the terms of the Transaction Agreement, certain TPG Parties and Angelo Gordon Parties entered into an Amended and Restated Exchange Agreement (the “A&R Exchange Agreement”). The A&R Exchange Agreement amends and restates the exchange agreement, dated as of January 12, 2022, to, among other things, add certain Angelo Gordon Parties as parties to the agreement and reflect the Pre-Closing Reorganization. The A&R Exchange Agreement, among other things, sets forth the terms upon which each Common Unit will be exchangeable (i) for cash equal to the value of one Class A Share from a substantially concurrent primary equity offering (based on the closing price per Class A Share on the day before the pricing of such primary equity offering (taking into account customary brokerage commissions or underwriting discounts actually incurred)) or (ii) at the applicable TPG Party’s election, for one Class A Share (or, in certain cases, for shares of non-voting Class A common stock of TPG (“non-voting Class A Shares”). Pursuant to the A&R Exchange Agreement, the number of Common Units of certain Angelo Gordon Parties that may be exchanged into cash or Class A Shares will be limited to an amount representing no more than 19.99% of the Class A Shares, non-voting Class A Shares and Class B Shares outstanding immediately prior to the Closing until the Certificate of Amendment of Amended and Restated Certificate of Incorporation of TPG becomes effective, which is expected to be filed with the Secretary of State of the State of Delaware on or about November 13, 2023.
The foregoing description of the A&R Exchange Agreement does not purport to be complete and is qualified in its entirety by reference to the complete terms and conditions of the A&R Exchange Agreement, a copy of which is attached hereto as Exhibit 10.2 and is incorporated by reference herein.
A&R Tax Receivable Agreement
On November 1, 2023, in connection with the Closing and pursuant to the terms of the Transaction Agreement, certain TPG Parties and Angelo Gordon Parties entered into an Amended and Restated Tax Receivable Agreement (the “A&R Tax Receivable Agreement”). The A&R Tax Receivable Agreement amends and restates the tax receivable agreement, dated as of January 12, 2022, to, among other things, add certain Angelo Gordon Parties as parties to the agreement and reflect the Pre-Closing Reorganization. Pursuant to the A&R Tax Receivable Agreement, among other things, TPG (or its wholly owned subsidiaries) agreed to pay to the beneficiaries thereof 85% of the benefits, if any, that are realized, or deemed to be realized (calculated using certain assumptions), as a result of (i) adjustments to the tax basis of the assets of the Acquiror and its consolidated subsidiaries as a result of certain exchanges of Common Units and (ii) certain other tax benefits.
The foregoing description of the A&R Tax Receivable Agreement does not purport to be complete and is qualified in its entirety by reference to the complete terms and conditions of the A&R Tax Receivable Agreement, a copy of which is attached hereto as Exhibit 10.3 and is incorporated by reference herein.
A&R GP LLC Agreement
On November 1, 2023, in connection with the Closing and pursuant to the terms of the Transaction Agreement, certain TPG Parties and their affiliates entered into a Second Amended and Restated Limited Liability Company Agreement of TPG GP A, LLC (the “A&R GP LLC Agreement”). The A&R GP LLC Agreement amends and restates the amended and restated TPG GP A, LLC limited liability company agreement, dated as of January 12, 2022, to, among other things, reflect the Transactions and the Pre-Closing Reorganization.

The foregoing description of the A&R GP LLC Agreement does not purport to be complete and is qualified in its entirety by reference to the complete terms and conditions of the A&R GP LLC Agreement attached hereto as Exhibit 10.4, a copy of which is incorporated by reference herein.
Item 3.02.    Unregistered Sales of Equity Securities.
The information set forth under Item 2.01 is incorporated herein by reference.
The Common Units and Class B Shares to be issued in connection with the Transaction Agreement have not and will not be registered under the Securities Act of 1933, as amended (the “Securities Act”), and will be issued in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act. The Common Units and Class B Shares to be issued in connection with the Transaction Agreement will be subject to certain transfer restrictions as described under “—A&R Investor Rights Agreement” included in Item 2.01 of this Current Report on Form 8-K.
Item 7.01.    Regulation FD Disclosure.
On November 2, 2023, TPG issued a press release announcing, among other things, the closing of the Transactions. The press release is furnished as Exhibit 99.1 to this report.
As provided in General Instruction B.2 of Form 8-K, the information in this Item 7.01, including Exhibit 99.1, shall not be deemed to be “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall such information or Exhibit 99.1 be deemed to be incorporated by reference in any filing under the Securities Act or the Exchange Act, regardless of any general incorporation language in such filing.
Forward-Looking Statements
This report may contain forward-looking statements based on our beliefs and assumptions and on information currently available to us. Forward-looking statements can be identified by words such as “anticipates,” “intends,” “plans,” “seeks,” “believes,” “estimates,” “expects” and similar references to future periods, or by the inclusion of forecasts or projections. Examples of forward-looking statements include, but are not limited to, statements we make regarding the outlook for our future business and financial performance, estimated operational metrics, business strategy and plans and objectives of management for future operations, as well as statements regarding the Transactions, including the issuance of TPG securities and the anticipated impact and benefits of the Transactions.
Forward-looking statements are based on our current expectations and assumptions regarding our business, the economy and other future conditions. Because forward-looking statements relate to the future, by their nature, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict. As a result, our actual results may differ materially from those contemplated by the forward-looking statements. Important factors that could cause actual results to differ materially from those in the forward-looking statements include the inability to recognize the anticipated benefits of the Transactions on the anticipated timeline or at all; purchase price adjustments; unexpected costs related to the Transactions and the integration of the Angelo Gordon business and operations; TPG’s ability to manage growth and execute its business plan; and regional, national or global political, economic, business, competitive, market and regulatory conditions, among various other risks.
These factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements and risk factors discussed from time to time in TPG’s filings with the SEC, including, but not limited to, those described under the section entitled “Risk Factors” in our Annual Report on Form 10-K filed with the SEC on February 24, 2023 and subsequent filings with the SEC, which can be found at the SEC’s website at http://www.sec.gov.

For the reasons described above, we caution you against relying on any forward-looking statements, which should also be read in conjunction with the other cautionary statements that are included elsewhere in this report. Any forward-looking statement made by us in this report speaks only as of the date on which we make it. Factors or events that could cause our actual results to differ may emerge from time to time, and it is not possible for us to predict all of them. We undertake no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future developments or otherwise, except as may be required by law.
Additional Information about the Transaction
This report does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. Proxies were not solicited in connection with the Transactions. TPG has filed relevant materials with the SEC, including an Information Statement. The Information Statement and other materials filed with the SEC include important information regarding the Transactions and the issuance of Common Units and Class B Shares in connection with the Transactions. Our public stockholders are encouraged to read the Information Statement and other materials that we file with the SEC as they become available because they will contain important information about the Transactions and related matters. You may obtain the Information Statement as well as other filings containing information about TPG free of change at www.sec.gov. Copies of the Information Statement and other filings with the SEC can also be obtained, free of charge, on TPG’s website at shareholders.tpg.com or by requesting such information from the Corporate Secretary at TPG Inc., 301 Commerce Street, Suite 3300, Fort Worth, Texas 76102.
Item 9.01    Financial Statements and Exhibits.
(a) Financial Statements of Business Acquired
The audited consolidated financial statements of AG Partner Investments, L.P. as of and for the years ended December 31, 2022 and 2021 and the unaudited consolidated financial statements of AG Partner Investments, L.P. as of and for the six months ended June 30, 2023 and June 30, 2022, are attached hereto as Exhibit 99.2 and 99.3, respectively, and are incorporated herein by reference.
(b) Pro Forma Financial Information
The unaudited pro forma condensed combined financial information of TPG and AG Partner Investments, L.P. as of and for the six months ended June 30, 2023 and the year ended December 31, 2022 is attached hereto as Exhibit 99.4 and is incorporated herein by reference.
(d) Exhibits

Exhibit No.	Description

2.1*✝
Transaction Agreement, dated May 14, 2023, among TPG Inc., TPG Operating Group II, L.P., TPG GP A, LLC, Angelo, Gordon & Co., L.P., AG Funds, L.P., AG Partner Investments, L.P., Alabama Investments (Parallel) Founder A L.P., Alabama Investments (Parallel) Founder G L.P., Alabama Investments (Parallel), LP, AG GP, LLC and Michael Gordon 2011 Revocable Trust (incorporated by reference to Exhibit 2.1 to TPG’s Current Report on Form 8-K, filed on May 15, 2023).

2.2*	Amendment No. 1 to the Transaction Agreement, dated October 3, 2023, among TPG Operating Group II, L.P., AG GP, LLC and API Representative, LLC.
2.3*	Amendment No. 2 to the Transaction Agreement, dated October 31, 2023, between TPG Operating Group II, L.P. and AG GP, LLC.
10.1
Amended and Restated Investor Rights Agreement, dated November 1, 2023, among TPG Inc., TPG GP A, LLC, Alabama Investments (Parallel) LP, Alabama Investments (Parallel) Founder A, LP, Alabama Investments (Parallel) Founder G, LP and API Representative, LLC.

10.2
Amended and Restated Exchange Agreement, dated November 1, 2023, among TPG Inc., TPG Operating Group I, L.P., TPG Operating Group II, L.P., TPG Operating Group III, L.P., TPG OpCo Holdings, L.P., Alabama Investments (Parallel) LP, Alabama Investments (Parallel) Founder A, LP, Alabama Investments (Parallel) Founder G, LP and API Representative, LLC.

10.3
Amended and Restated Tax Receivable Agreement, dated November 1, 2023, among TPG Inc., TPG OpCo Holdings, L.P., TPG Operating Group II, L.P., TPG GP A, LLC, Alabama Investments (Parallel), LP, Alabama Investments (Parallel) Founder A, LP, Alabama Investments (Parallel) Founder G, LP and API Representative, LLC.

10.4	Second Amended and Restated Limited Liability Company Agreement of TPG GP A, LLC, dated November 1, 2023, among TPG Partners, LLC and the members of TPG GP A, LLC party thereto.
23.1	Consent of PricewaterhouseCoopers LLP.
99.1	Press Release, dated November 2, 2023.
99.2	Audited consolidated financial statements of AG Partner Investments, L.P. as of and for the years ended December 31, 2022 and 2021.
99.3	Unaudited consolidated financial statements of AG Partner Investments, L.P. as of and for the six months ended June 30, 2023 and June 30, 2022.
99.4	Unaudited pro forma condensed combined financial information of TPG Inc. and AG Partner Investments, L.P. as of and for the six months ended June 30, 2023 and the year ended December 31, 2022.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*	Certain schedules (and similar attachments) to this Exhibit have been omitted in accordance with Regulation S-K Item 601(a)(5). TPG agrees to furnish supplementally a copy of any omitted schedule (or similar attachment) to the SEC upon its request.
✝	Previously filed.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereto duly authorized.

TPG Inc.

By:	/s/ Bradford Berenson
Name:	Bradford Berenson
Title:	General Counsel

Date: November 2, 2023